Exhibit 99.2

Almirall and Absci announce AI drug discovery partnership to rapidly develop novel treatments for dermatological diseases

The collaboration expands Absci’s de novo AI drug creation portfolio into dermatology and accelerates discovery for broader chronic inflammatory diseases

VANCOUVER, Wash. and BARCELONA, Spain, November 14, 2023 – Absci Corporation (Nasdaq: ABSI), a generative AI drug creation company, and Almirall S.A. (BME: ALM), a global biopharmaceutical company focused on medical dermatology, today announced a drug discovery partnership aimed to develop and commercialize AI-designed therapeutics to fight chronic and debilitating dermatological diseases. The partnership combines Absci’s Integrated Drug Creation™ platform with Almirall’s dermatological expertise with the goal of delivering life-changing medicines to patients, marking another step forward in AI drug creation.

The partnership represents Almirall’s first de novo AI drug collaboration, and it comes only months after Absci announced it could design and validate de novo therapeutic antibodies using its ‘zero-shot’ generative AI. Under the terms of the partnership, Absci will apply its de novo generative AI technology to create and commercialize therapeutic candidates for two dermatological targets. In addition to product royalties, Absci is eligible to receive up to approximately $650 million in upfront fees, R&D, and post-approval milestone payments across the two programs if all milestones are successfully completed.

“Almirall chose Absci because their de novo platform brings truly novel innovation in solving the industry’s most challenging targets facing high unmet medical need,” said Almirall Executive VP of R&D and CSO Dr. Karl Ziegelbauer. “Our partnership underlines Almirall’s commitment to target innovative approaches to help patients suffering from severe skin diseases to achieve their dream of leading a healthy life.”

“Our partnership with Almirall marks an important leap forward for dermatologic drug development and is poised to transform the lives of millions managing skin conditions,” said Absci Founder and CEO Sean McClain. “We believe the collaboration will generate tremendous scientific and technical insights for using AI drug creation to treat chronic inflammatory diseases more broadly. Working with a global leader

Exhibit 99.2
and visionary in skin disease on this ambitious project will accelerate our journey in creating better biologics for a broad range of diseases affecting millions daily.”

About Absci
Absci is a generative AI drug creation company that combines AI with scalable wet lab technologies to create better biologics for patients, faster. Our Integrated Drug Creation™ platform unlocks the potential to accelerate time to clinic and increase the probability of success by simultaneously optimizing multiple drug characteristics important to both development and therapeutic benefit. With the data to learn, the AI to create, and the wet lab to validate, Absci can screen billions of cells per week, allowing it to go from AI-designed antibodies to wet lab-validated candidates in as little as six weeks. Absci's vision is to deliver breakthrough therapeutics at the click of a button, for everyone. Absci’s headquarters is in Vancouver, WA, its AI Research Lab is in New York City and its Innovation Center in Zug, Switzerland. Visit www.absci.com and follow us on LinkedIn (@absci), Twitter (@Abscibio), and YouTube.
About Almirall
Almirall is a global biopharmaceutical company focused on medical dermatology. We collaborate with scientists and healthcare professionals to address patients' needs through science to improve their lives. Our Noble Purpose is at the core of our work: "Transform the patients' world by helping them realize their hopes and dreams for a healthy life". We invest in differentiated and ground-breaking medical dermatology products to bring our innovative solutions to patients in need.

The company, founded in 1944 and headquartered in Barcelona, is publicly traded on the Spanish Stock Exchange (ticker: ALM). Throughout its 79-year history, Almirall has focused intensely on patients' needs. Almirall has a direct presence in 21 countries and strategic agreements in over 70, with about 1,800 employees. Total revenue in 2022 was €878.5 MM.
For more information, please visit almirall.com

Exhibit 99.2
Availability of Other Information About Absci
Investors and others should note that we routinely communicate with investors and the public using our website (www.absci.com) and our investor relations website (investors.absci.com), including without limitation, through the posting of investor presentations, SEC filings, press releases, public conference calls and webcasts on these websites, as well as on Twitter, LinkedIn and YouTube. The information that we post on these websites and social media outlets could be deemed to be material information. As a result, investors, the media, and others interested in Absci are encouraged to review this information on a regular basis. The contents of our website and social media postings, or any other website that may be accessed from our website or social media postings, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Absci Forward-Looking Statements
Certain statements in this press release that are not historical facts are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements containing the words “will,” “may,” “pursues,” “anticipates,” “plans,” “believes,” “aims,” “potential,” “forecast,” “estimates,” “extends,” “expects,” and “intends,” or similar expressions. We intend these forward-looking statements, including statements regarding technology development efforts and the application of those efforts, including acceleration of drug development timelines, reducing the time and costs related to drug development, advancements in drug design, discovery and development activities, the success of our partnership with Almirall and the ability for the partnership to generate scientific and technical insights for using AI drug creation to treat chronic inflammatory diseases and to accelerate the development of treatments for chronic and debilitating dermatological diseases, and the anticipated payments to us under the collaboration, to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, and we make this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to us and on assumptions we have made. We can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved, and furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, risks and uncertainties relating to our ability to effectively collaborate on research, drug discovery and development activities with our partners or potential partners; our existing and potential partners’ ability and willingness to pursue the development and commercialization of programs or product candidates under the terms of our partnership agreements; and overall market conditions and regulatory developments that may affect our and our partners’ activities under these agreements, along with those risks set forth in our most

Exhibit 99.2
recent periodic report filed with the U.S. Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the U.S. Securities and Exchange Commission. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Almirall's Legal Warning
This document includes only summary information and is not intended to be exhaustive. The facts, figures and opinions contained in this document, in addition to the historical ones, are "forward-looking statements". These statements are based on the information currently available and the best estimates and assumptions that the company considers reasonable. These statements involve risks and uncertainties beyond the control of the company. Therefore, actual results may differ materially from those declared by such forward-looking statements. The company expressly waives any obligation to revise or update any forward-looking statements, goals or estimates contained in this document to reflect any changes in the assumptions, events or circumstances on which such forward-looking statements are based, unless required by the applicable law.

Absci Investor Contact:
Alex Khan
VP, Finance & Investor Relations
investors@absci.com

Absci Media Contact:
press@absci.com
absci@methodcommunications.com

Almirall Investor Contact:
Almirall
Pablo Divasson del Fraile
pablo.divasson@almirall.com
Phone: (+34) 93 291 30 87

Almirall Media Contact:
Tinkle
Laura Blázquez
lblazquez@tinkle.es
Phone: (+34) 600 430 581

Almirall Corporate Communications Contact:
Almirall
Mar Ramírez
mar.ramírez@almirall.com
Phone: (+34) 659 614 173